Credit Facility	12 Months Ended
Aug. 27, 2016
Debt Disclosure [Abstract]
Credit Facility
Credit Facilities
On October 31, 2012, we entered into a Credit Agreement with GECC. The Credit Agreement provides for an initial $35.0 million revolving credit facility, based on our eligible inventory and was to expire on October 31, 2015 before the amendment described below. There is no termination fee associated with the agreement.
The Credit Agreement contains no financial covenant restrictions for borrowings where we have excess borrowing availability under the facility of greater than $5.0 million. The Credit Agreement requires us to comply with a fixed charge ratio if excess borrowing availability under the facility is less than $5.0 million. In addition the Credit Agreement also includes a framework to expand the size of the facility up to $50.0 million, based on mutually agreeable terms at the time of the expansion. The initial unused line fee associated with the Credit Agreement is 0.5% per annum and has the ability to be lowered based upon facility usage.
The Credit Agreement contains typical affirmative representations and covenants for a credit agreement of this size and nature. Additionally, the Credit Agreement contains negative covenants limiting our ability, among other things, to incur debt, grant liens, make acquisitions, make certain investments, pay certain dividends and distributions, engage in mergers, consolidations or acquisitions and sell certain assets. Obligations under the Credit Agreement are secured by a security interest in all of our accounts and other receivables, chattel paper, documents, deposit accounts, instruments, equipment, inventory, investment property, leasehold interest, cash and cash equivalents, letter-of-credit rights, most real property and fixtures and certain other business assets.

On May 28, 2014, we amended this Credit Agreement (the "Amended Credit Agreement"). The Amended Credit Agreement extends the term of the credit facility from October 31, 2015 to May 28, 2019.  In addition, interest on loans made under the Amended Credit Facility will be based on LIBOR plus a margin of 2.0%. The amendment also revised and added definitions of several terms including an expanded Restricted Payment Basket that now permits up to $15.0 million purchases of company stock or cash dividends to be excluded from the Fixed Charge ratio.  In addition, the definition of Eligible Accounts was expanded to permit certain receivables to be included in the Borrowing Base.  The Amended Credit Agreement also permits us to engage in certain sale lease buyback transactions in the ordinary course of business subject to certain restrictions and increases our ability to incur capital lease obligations. In Fiscal 2016, Wells Fargo Capital Finance acquired GECC's corporate finance business.

During the second quarter of Fiscal 2015 we utilized the credit facility to meet working capital needs. As of August 27, 2016, we are in compliance with the financial covenants of the Amended Credit Agreement, and no borrowings are outstanding.